                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 9, 2005
                                                  ----------------

                          BECTON, DICKINSON AND COMPANY
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New Jersey
-------------------------------------------------------------------------------
                   (State or Other Jurisdiction of Incorporation)

                001-4802                                 22-0760120
-------------------------------------------------------------------------------
        (Commission File Number)             (IRS Employer Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
-------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)

                             (201) 847-6800
-------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


                                   N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

            On February 9, 2005, Edward J. Ludwig, Chairman, President and Chief Executive Officer of Becton, Dickinson and Company ("BD"), entered into a pre-arranged trading plan (the "Plan") established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 and BD's policies with respect to stock transactions. Pursuant to the Plan, Mr. Ludwig intends to exercise options for 180,000 shares, and to sell 171,000 of the shares acquired upon exercise, over a nine-month period beginning in March 2005. The shares will be sold on the open market at prevailing market prices, subject to a minimum price threshold.

            The Plan follows the completion of a prior trading plan reported on May 27, 2004, and is part of Mr. Ludwig's long-term financial strategy for prudent asset diversification and liquidity.

            The options covered by the Plan were granted in January 1997 and were scheduled to expire in January 2007. These options represent approximately 18% of the vested options and 13.5% of the total options held by Mr. Ludwig. Excluding the options covered by the Plan, Mr. Ludwig holds additional options to acquire 1,152,964 BD shares.

            Mr. Ludwig currently beneficially owns approximately 126,680 shares of BD (excluding shares that may be acquired under stock options or performance-based awards). Mr. Ludwig's share holdings exceed the target ownership level for the CEO under BD's share retention and ownership guidelines of shares having a value of at least five times salary.

            Rule 10b5-1 allows persons who are not aware of material, non-public information to adopt written, pre-arranged trading plans. Individuals may use these plans to diversify their investment portfolios over time. Mr. Ludwig, as well as other BD officers and directors, may adopt similar plans in the future. BD does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors of BD in the future, or to report any modifications or termination of any publicly announced plan, except to the extent required by law.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: February 10, 2005